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                                                                      EXHIBIT 10



                  [STALEY, OKADA, CHANDLER & SCOTT LETTERHEAD]


16 July 1998


Global Election Systems Inc.
1611 Wilmeth Road
McKinney, Texas
U.S.A. 75069-8259

Dear Sirs:

RE:  Global Election Systems Inc.
     Consent for 10-SB Filing

We refer to the form 10-SB Registration Statement of Global Election Systems Inc. (the "Company") filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended.

We hereby consent to the filing of our report titled "Auditors' Report" dated
8 August 1997 pertaining to the audited financial statements for the period ended 30 June 1997 and the years ended 31 December 1996 and 1995, of the Company as part of the aforementioned Registration Statement.

We hereby consent to the filing of our Notice to Reader dated 25 June 1998 pertaining to the unaudited interim consolidated financial statements for the nine months ended 31 March 1998, of the Company as part of the aforementioned Registration Statement.

Yours truly,

Staley, Okada, Chandler & Scott

/s/ STALEY, OKADA, CHANDLER & SCOTT

per K.A. Scott, C.A.

KAS/rmp